UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2014

LEGACY EDUCATION ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-184897	39-2079974
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1612 E. Cape Coral Parkway, Cape Coral, Florida 33904

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (239) 542-0643

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01     CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) On December 5, 2014, the Company, formerly known as Priced In Corp., dismissed its current auditors Crowe Horwath LLP (“Crowe”). The Company’s Audit Committee approved the dismissal of Crowe.

Crowe was engaged in connection with the acquisition of Tigrent Inc. (“Tigrent”) by the wholly-owned subsidiary of the Company being merged with and into a wholly-owned subsidiary of Tigrent, Legacy Education Alliance Holdings, Inc. (“Holdings”) in which Holdings was the surviving entity and became a wholly-owned subsidiary of the Company. In connection with this acquisition the Company issued stock to Tigrent. This acquisition was described in greater detailed in the Company’s Current Report in Form 8-K, that was filed with the Securities and Exchange Commission (“SEC”) on November 10, 2014. Crowe’s report on Tigrent’s financial statements for the years ended December 31, 2013 and December 31, 2012 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, during Tigrent's two most recent fiscal years and through December 5, 2014, there have been no disagreements with Crowe on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Crowe’s satisfaction, would have caused Crowe to make reference to the subject matter of the disagreement in connection with its reports on Tigrent’s financial statements for such periods and there were no reportable events as described in paragraph (a)(1)(iv) of Item 304 of Regulation S-K except for material weaknesses identified in Tigrent’s internal control over financial reporting for the fiscal years ended December 31, 2013 and 2012 and interim periods through June 30, 2014 reported in the Risk Factors section of the Company’s Current Report on Form 8-K filed with the SEC dated November 10, 2014.

The Company provided Crowe with a copy of the foregoing disclosures and requested Crowe to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not Crowe agrees with the disclosures, a copy of which is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On December 5, 2014, the Company’s Audit Committee, engaged MaloneBailey, LLP as the Company’s new independent registered public accounting firm to act as the independent auditor to audit the Company’s financial statements for the year ended December 31, 2014. MaloneBailey LLP was the auditor of Priced In Corp., the Company’s predecessor, during the fiscal years ended September 30, 2014 and 2013 (which were the periods while the registrant was a shell company), and in that capacity, discussed with MaloneBailey, LLP. During the years ended December 31, 2012 and December 31, 2013, and the subsequent interim period through December 5, 2014, Tigrent did not consult with MaloneBailey LLP regarding the application of accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on the Company’s financial statements, and MaloneBailey, LLP did not provided written reports or oral advice that was an important factor considered by Tigrent in reaching a decision as to any such accounting, auditing or financial reporting issue during such periods.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

16.1	Letter from Crowe Horwath LLP to the Securities and Exchange Commission dated December 11, 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2014

LEGACY EDUCATION ALLIANCE, INC.

By:	/s/ Anthony Humpage
Anthony Humpage
Chief Executive Officer

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